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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


            March 1, 1996                                       1-8309
            Date of Report                              Commission File Number
(Date of earliest event reported)


                       PRICE COMMUNICATIONS CORPORATION
            (Exact name of registrant as specified in its charter)

           New York                                          13-2991700
(State or other jurisdiction of                            (IRS Employer
incorporation or organization)                         Identification Number)


          45 Rockefeller Plaza, Suite 3201, New York, New York 10020
             (Address of Principal Executive Offices) (Zip Code)

                                 (212) 757-5600
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

                 On March 1, 1996, the Registrant consummated the sale to Allbritton Communications Company of television station WHTM-TV, Harrisburg, Pennsylvania (including the accounts receivable thereof) for an aggregate cash purchase price of approximately $115 million.

Item 7.  Financial Statements and Exhibits.

                 (a)  Pro forma financial information to be filed by amendment.


                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PRICE COMMUNICATIONS CORPORATION



Date:  March 18, 1996                      By:   /s/ Robert Price
                                               -------------------------------
                                                      Robert Price
                                                      Chief Executive Officer,
                                                        President and Director